UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2024 (June 25, 2024)
Healthcare Realty Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700	Nashville,	Tennessee	37203	(615)	269-8175
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.healthcarerealty.com
(Internet address)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Directors
Effective June 25, 2024, the Board of Directors (the “Board”) of Healthcare Realty Trust Incorporated (the “Company”) increased the size of the Board to 12 directors and, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Thomas N. Bohjalian to serve as a director. Mr. Bohjalian, like the other members of the Board, will serve as a director until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified. The Board determined that Mr. Bohjalian qualifies as an independent director under the New York Stock Exchange listing standards and the applicable requirements of the Securities and Exchange Commission (the “SEC”). Mr. Bohjalian was appointed to serve on the Board’s newly-formed Capital Allocation Committee. Other potential committee assignments for Mr. Bohjalian will be addressed by the Board at a later time.
Mr. Bohjalian will participate in the compensation arrangements for non-employee directors described in the Company's proxy statement for the 2024 annual meeting of stockholders filed with the SEC on April 9, 2024, including receiving an initial award of restricted stock.
Mr. Bohjalian is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Bohjalian and any other persons pursuant to which he was selected as a director.

Item 7.01     Regulation FD Disclosure.
On June 25, 2024, the Company issued a press release announcing the appointment of Mr. Bohjalian to the Board. The press release is furnished herewith as Exhibit 99.1 and is incorporated into this item by reference.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated June 25, 2024 (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Realty Trust Incorporated
Date: June 25, 2024	By:	/s/ J. Christopher Douglas
Name: J. Christopher Douglas
Title: Executive Vice President - Chief Financial Officer